U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C.

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): May 11, 2009.

ubroadcast, inc.
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1666 Garnet Avenue, Suite 312, San Diego, California 92109
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 352-6975

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
ubroadcast, inc.

Item 4.01. Change in Registrant’s Certifying Accountant.

              Farmer, Fuqua & Huff, P.C. was replaced on May 11, 2009, as ubroadcast, inc.’s independent auditors. Farmer, Fuqua & Huff, P.C.’s report dated April 14, 2009, on ubroadcast, inc.’s balance sheet of as of December 31, 2008, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the two years then ended and for the period from June 17, 2003 (Inception) through December 31, 2008, contained a going concern opinion, but did not contain any other adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

              In connection with the audit of ubroadcast, inc.’s financial statements, there were no disagreements with Farmer, Fuqua & Huff, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Farmer, Fuqua & Huff, P.C. would have caused Farmer, Fuqua & Huff, P.C. to make reference to the matter in their report. ubroadcast, inc. has requested Farmer, Fuqua & Huff, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 11, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K. ubroadcast, inc.’s new accountant, Swalm & Associates, P.C., was engaged on May 11, 2009, as ubroadcast, inc.’s principal accountant to audit the financial statements of ubroadcast, inc. The decision to change accountants was approved by the Board of Directors of ubroadcast, inc.

              During the period ended December 31, 2008, and subsequent to December 31, 2008, through the date hereof, neither ubroadcast, inc. nor anyone on its behalf consulted with Swalm & Associates, P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ubroadcast, inc.’s financial statements, nor has Swalm & Associates, P.C. provided to ubroadcast, inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with ubroadcast, inc.’s former accountant, Farmer, Fuqua & Huff, P.C.

              ubroadcast, inc. has requested that Swalm & Associates, P.C. review the disclosure contained in this Current Report on Form 8-K and has provided Swalm & Associates, P.C. the opportunity to furnish ubroadcast, inc. with a letter addressed to the Commission containing any new information, clarification of ubroadcast, inc.’s expression of its views, or the respects in which Swalm & Associates, P.C. does not agree with the statements made by ubroadcast, inc. herein. Swalm & Associates, P.C. has advised ubroadcast, inc. that no such letter need be issued.

Item 9.01. Financial Statements and Exhibits

              (d)         Exhibits.

Exhibit No.	Description
16.1	Letter from Farmer, Fuqua & Huff, P.C. regarding change in certifying accountant.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

  Dated: May 13, 2009.                                                              UBROADCAST, INC.

                                                                                                                 By: /s/ JASON SUNSTEIN

                                                                                                                             Jason Sunstein, Executive Vice President

                                                                                                                             and Acting Chief Financial Officer